UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

INDIVIOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37835	41-2520873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10710 Midlothian Turnpike, Suite 125 North Chesterfield, VA	23235
(Address of principal executive offices)	(Zip Code)

804-379-1090

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	INDV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 17, 2026, Indivior Pharmaceuticals, Inc., a Delaware corporation (“Indivior”), issued a press release announcing the declaration of a special cash dividend (as further discussed in Item 8.01 of this Current Report on Form 8-K). A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously disclosed, on August 1, 2026, Indivior and Artemis Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Indivior (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Supernus Pharmaceuticals, Inc., a Delaware corporation (“Supernus”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Supernus (the “Merger”), with Supernus continuing as the surviving company and a wholly owned subsidiary of Indivior following the transaction.

On September 16, 2026, Indivior’s board of directors declared a special cash dividend (the “Special Dividend”) in the amount of (i) $8.13 per share of Indivior common stock payable to holders of record of the issued and outstanding Indivior common stock as of October 30, 2026 (the “Special Dividend Record Date”) (such holders, the “Special Dividend Record Holders”) and (ii) $8.13 per share of Indivior common stock underlying Indivior equity awards on the Special Dividend Record Date payable, upon vesting of such equity awards, to holders of certain Indivior equity awards outstanding as of the Special Dividend Record Date (the “Special Dividend Award Holders”)The payment of the Special Dividend is subject to and contingent upon the closing of the Merger (the “Closing”) and will be made following the Closing.

As of the date of this Current Report on Form 8-K, Indivior expects at least a majority of the Special Dividend to exceed Indivior’s current and accumulated earnings and profits, although no assurance can be made in this regard. Such amounts shall be treated by U.S. holders first as a return of capital to the extent of such U.S. holder’s basis in its Indivior common stock and then as capital gain. For additional information regarding tax considerations of the Special Dividend, please see the section entitled “The Merger—Certain U.S. Federal Income Tax Considerations of the Special Dividend to Holders of Indivior Shares” of the joint proxy statement/prospectus filed by Indivior with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2026.

Payment of the Special Dividend is conditioned upon the Closing which is expected to occur on or about November 2, 2026, subject to, among other things, the approval by Indivior stockholders of the issuance of Indivior common stock in connection with the Merger, the adoption of the Merger Agreement by Supernus stockholders and the satisfaction or waiver of all conditions under the Merger Agreement. Assuming the Merger is consummated on November 2, 2026, payment of the Special Dividend to Special Dividend Record Holders is anticipated to be made on or about November 6, 2026. Supernus stockholders will not be entitled to receive the Special Dividend with respect to any Indivior common stock received as consideration in the Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Indivior Pharmaceuticals, Inc. on September 17, 2026, furnished herewith.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Important Additional Information and Where to Find It

In connection with the proposed transaction, Indivior has filed with the SEC on September 11, 2026, a document that serves as a prospectus of Indivior and a joint proxy statement of Indivior and Supernus (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Indivior and Supernus with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Indivior with the SEC are available free of charge on Indivior’s website at www.indivior.com or by contacting Indivior’s Investor Relations at InvestorRelations@indivior.com. Copies of the documents filed by Supernus with the SEC are available free of charge on Supernus’ website at www.supernus.com.

No Offer or Solicitation

This report and the information contained herein is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This report does not constitute a prospectus or prospectus equivalent document. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Indivior and Supernus and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about directors and executive officers of Indivior is available in the Indivior proxy statement for its 2026 Annual Meeting, which was filed with the SEC on March 27, 2026. Information about directors and executive officers of Supernus is available in the Supernus proxy statement for its 2026 Annual Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, can be found in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from Indivior and Supernus as indicated above.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Supernus’s and Indivior’s respective management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “would,” “could,” “should,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. These statements, including statements regarding the proposed merger of equals of Supernus and Indivior, the expected timing of the closing, expectations related to Indivior’s payment of the Special Dividend in connection with the closing, and the anticipated benefits and prospects of the combined company, are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including, among others: the risk that the proposed merger may not be completed in a timely manner or at all; the failure to obtain the required approvals of Supernus’ or Indivior’s stockholders; the failure or delay in obtaining required regulatory approvals, or the imposition of conditions in connection therewith; the failure to satisfy the other conditions to closing; the possibility that a competing or superior acquisition proposal is made; the fact that the exchange ratio is fixed and will not be adjusted for changes in the market price of Supernus or Indivior shares; the effect of the announcement, pendency or completion of the transaction on the market price of Supernus and Indivior shares; the effect of the additional indebtedness incurred to fund the Special Dividend on the combined company; the effects of business disruption resulting from the announcement or pendency of the transaction; the diversion of management’s attention and resources from ongoing business operations; the effect of the transaction on the parties’ ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners; restrictions during the pendency of the transaction that may limit the parties’ ability to pursue business opportunities or strategic transactions; the risk that the anticipated benefits, synergies and cost savings may not be realized within the expected timeframe or at all; the difficulties and costs of integrating the two businesses; significant transaction costs and/or unknown or inestimable liabilities; the risk that the merger does not qualify for its intended treatment as a tax-free reorganization; the occurrence of any event that could give rise to termination of the merger agreement, including in circumstances requiring payment of a termination fee; the risk of stockholder litigation in connection with the transaction; the impact of macroeconomic and market conditions, including economic downturns, international conflict, trade disputes and tariffs; and the other risks identified in Supernus’ and Indivior’s filings with the SEC and in the joint proxy statement/prospectus. There can be no assurance that the proposed merger will in fact be consummated or the contemplated transactions including the Special Dividend in the manner described or at all. These forward-looking statements speak only as of the date of this report and neither Supernus nor Indivior undertakes any obligation to update any forward-looking statement, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIVIOR PHARMACEUTICALS, INC.

Date:	September 17, 2026	By:	/s/ Ryan Preblick
		Name:	Ryan Preblick
		Title:	Chief Financial Officer